UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22745

American Funds Global High-Income Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive,

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: May 31, 2013

Courtney R. Taylor

American Funds Global High-Income Opportunities Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Global High-Income Opportunities FundSM Investment portfolio May 31, 2013 unaudited

Bonds, notes & other debt instruments 96.39%
Corporate bonds & notes 54.11%	Principal amount	Value
Telecommunication services 10.00%	(000)	(000)

NII Capital Corp. 10.00% 2016	$450	$ 457
NII Capital Corp. 7.875% 2019[1]	275	269
NII Capital Corp. 11.375% 2019[1]	250	278
Wind Acquisition SA 11.75% 2017[1]	150	159
Wind Acquisition SA 7.25% 2018[1]	400	417
Wind Acquisition SA 7.25% 2018[1]	200	209
Sprint Nextel Corp. 7.00% 2020	575	627
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[1]	475	509
Digicel Group Ltd. 8.25% 2020	250	267
Digicel Group Ltd. 6.00% 2021[1]	200	199
Trilogy International Partners, LLC 10.25% 2016[1]	375	362
Cricket Communications, Inc. 7.75% 2020	350	351
Intelsat Jackson Holding Co. 6.625% 2022[1]	300	314
MetroPCS Wireless, Inc. 6.25% 2021[1]	125	131
MetroPCS Wireless, Inc. 6.625% 2023[1]	125	133
Frontier Communications Corp. 9.25% 2021	225	263
Syniverse Holdings, Inc. 9.125% 2019	100	110
		5,055
Materials 8.28%

CEMEX Finance LLC 9.375% 2022	500	562
JMC Steel Group Inc. 8.25% 2018[1]	550	560
Inmet Mining Corp. 7.50% 2021[1]	450	460
Walter Energy, Inc. 9.875% 2020[1]	275	295
Walter Energy, Inc. 8.50% 2021[1]	125	126
PQ Corp. 8.75% 2018[1]	275	295
ArcelorMittal 7.25% 2041	300	294
Ryerson Inc. 11.25% 2018[1]	250	267
Newpage Corp., Term Loan B, 7.75% 2018[2,3,4]	249	255
FMG Resources 6.00% 2017[1]	250	254
Reynolds Group Inc. 9.875% 2019	225	246
Consolidated Minerals Ltd. 8.875% 2016[1]	250	244
Sibur Securities Ltd. 3.914% 2018[1]	200	193
U.S. Coatings Acquisition Inc. and Flash Dutch 2 BV 5.75% 2021	€100	136
		4,187
Consumer discretionary 7.65%

Boyd Gaming Corp. 9.00% 2020	$750	816
MGM Resorts International 6.875% 2016	500	553
MGM Resorts International 6.75% 2020[1]	150	164
Caesars Entertainment Operating Co. 11.25% 2017	300	314
Caesars Entertainment Operating Co. 9.00% 2020[1]	300	290
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	225	240
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[5]	225	246
Toys “R” Us-Delaware, Inc. 7.375% 2016[1]	250	259
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer discretionary (continued)	(000)	(000)

Warner Music Group 11.50% 2018	$200	$ 237
Laureate Education, Inc. 9.25% 2019[1]	200	225
DISH DBS Corp. 4.625% 2017	200	201
Jaguar Land Rover PLC 5.625% 2023[1]	175	180
Grupo Televisa, SAB 7.25% 2043	MXN2,000	144
		3,869
Industrials 6.91%

Nortek Inc. 8.50% 2021	$525	578
RZD Capital Ltd. 8.30% 2019	RUB15,000	491
Far East Capital Limited SA 8.75% 2020[1]	$350	361
R.R. Donnelley & Sons Co. 7.25% 2018	250	273
R.R. Donnelley & Sons Co. 7.875% 2021	50	53
CEVA Group PLC 11.625% 2016[1]	250	264
CEVA Group PLC 8.375% 2017[1]	33	34
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	300	293
ADS Waste Escrow 8.25% 2020[1]	250	269
Brunswick Rail Finance Ltd. 6.50% 2017	250	262
Avianca Holdings SA, 8.375% 2020[1]	225	239
United Rentals, Inc. 7.625% 2022	150	167
HDTFS Inc. 5.875% 2020	125	132
GenCorp Inc. 7.125% 2021[1]	75	81
		3,497
Health care 6.39%

INC Research LLC 11.50% 2019[1]	600	648
DJO Finance LLC 8.75% 2018	225	250
DJO Finance LLC 9.875% 2018	275	303
Rotech Healthcare Inc. 10.75% 2015	425	427
inVentiv Health Inc. 11.00% 2018[1]	425	378
VWR Funding, Inc. 7.25% 2017	250	268
Surgical Care Affiliates, Inc. 10.00% 2017[1]	250	261
Tenet Healthcare Corp. 9.25% 2015	75	84
Tenet Healthcare Corp. 4.50% 2021[1]	170	168
Kinetic Concepts, Inc. 12.50% 2019	125	130
Centene Corp. 5.75% 2017	100	108
Symbion Inc. 8.00% 2016	100	106
Select Medical Holdings Corp. 6.375% 2021[1]	100	100
		3,231
Energy 5.42%

Arch Coal, Inc. 7.25% 2021	500	445
Teekay Corp. 8.50% 2020	350	389
PDC Energy Inc. 7.75% 2022[1]	350	383
Petróleos Mexicanos 6.50% 2041	250	281
Sabine Pass Liquefaction, LLC 5.625% 2021[1]	275	277
Alpha Natural Resources, Inc. 6.00% 2019	300	272
Peabody Energy Corp. 6.00% 2018	250	269
CONSOL Energy Inc. 8.25% 2020	225	250
Energy Transfer Partners, L.P. 7.50% 2020	150	173
		2,739
Bonds, notes & other debt instruments
Corporate bonds & notes (continued)	Principal amount	Value
Information technology 3.52%	(000)	(000)

First Data Corp. 11.25% 2016	$650	$ 656
First Data Corp. 11.75% 2021[1]	200	194
First Data Corp. 8.75% 2022[1,5]	125	135
Global A&T Electronics Ltd. 10.00% 2019[1]	275	298
Freescale Semiconductor, Inc. 10.125% 2018[1]	175	196
SRA International, Inc. 11.00% 2019	150	160
Lawson Software, Inc. 9.375% 2019	125	142
		1,781
Financials 3.29%

Crescent Resources 10.25% 2017[1]	400	448
Realogy Corp. 9.00% 2020[1]	350	409
iStar Financial Inc., Series B, 9.00% 2017	125	145
iStar Financial Inc., 4.875% 2018	200	199
CIT Group Inc. 5.00% 2017	225	241
BBVA Bancomer SA 6.50% 2021	200	222
		1,664
Utilities 1.80%

Texas Competitive Electric Holdings Co. LLC 11.50% 2020[1]	350	277
AES Corp. 8.00% 2017	200	236
NRG Energy, Inc. 6.625% 2023[1]	200	212
Emgesa SA ESP 8.75% 2021	COP300,000	186
		911
Consumer staples 0.85%

C&S Group Enterprises LLC 8.375% 2017[1]	$200	216
Marfrig Holdings (Europe) BV 9.875% 2017[1]	225	213
		429
Total corporate bonds & notes		27,363
Bonds & notes of governments outside the U.S. 40.04%

United Mexican States Government 3.50% 2017[6]	MXN7,309	647
United Mexican States Government Global, Series A, 3.625% 2022	$442	459
United Mexican States Government, Series M20, 10.00% 2024	MXN18,500	2,003
Turkey (Republic of) 3.00% 2021[6]	TRY 395	245
Turkey (Republic of) 9.50% 2022	1,500	935
Turkey (Republic of) 6.875% 2036	$ 725	916
Venezuela (Republic of) 9.25% 2027	1,500	1,373
Iraq (Republic of) 5.80% 2028[3]	1,500	1,324
Greek Government 2.00%/4.30% 2023[7]	€100	80
Greek Government 2.00%/4.30% 2024[7]	100	75
Greek Government 2.00%/4.30% 2025[7]	100	73
Greek Government 2.00%/4.30% 2026[7]	100	71
Greek Government 2.00%/4.30% 2027[7]	100	69
Greek Government 2.00%/4.30% 2028[7]	100	68
Greek Government 2.00%/4.30% 2029[7]	100	67
Greek Government 2.00%/4.30% 2030[7]	100	66
Greek Government 2.00%/4.30% 2031[7]	100	66
Greek Government 2.00%/4.30% 2032[7]	100	66
Greek Government 2.00%/4.30% 2033[7]	100	65
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Greek Government 2.00%/4.30% 2034[7]	€100	$ 64
Greek Government 2.00%/4.30% 2035[7]	100	63
Greek Government 2.00%/4.30% 2036[7]	100	63
Greek Government 2.00%/4.30% 2037[7]	100	61
Greek Government 2.00%/4.30% 2038[7]	100	61
Greek Government 2.00%/4.30% 2039[7]	100	61
Greek Government 2.00%/4.30% 2040[7]	100	61
Greek Government 2.00%/4.30% 2041[7]	100	61
Greek Government 2.00%/4.30% 2042[7]	100	61
Brazil (Federal Republic of) 6.00% 2045[6]	BRL2,286	1,241
Slovenia (Republic of) 5.50% 2022	$500	486
Slovenia (Republic of) 5.85% 2023[1]	500	496
Polish Government 5.75% 2022	PLN2,750	982
Russian Federation 7.50% 2018	RUB30,000	979
Philippines (Republic of) 6.375% 2022	PHP16,325	479
Philippines (Republic of) 7.75% 2031	$325	457
Colombia (Republic of) Global 9.85% 2027	COP1,230,000	930
Uruguay (Republic of) 4.25% 2027[3,6]	UYU12,593	782
Republic of Belarus 8.95% 2018	$500	545
Indonesia (Republic of) 4.875% 2021	500	539
Morocco Government 5.50% 2042[1]	500	479
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR5,375	419
Portuguese Government 5.65% 2024	€290	374
Dominican Republic 8.625% 2027[3]	$300	373
South Korean Government 5.25% 2015	KRW300,000	280
Bahrain Government 5.50% 2020	$ 250	272
Sri Lanka (Republic of) 6.25% 2021	250	258
Lithuania (Republic of) 6.625% 2022	200	242
Croatian Government 5.50% 2023[1]	200	205
Peru (Republic of) 7.35% 2025	150	203
		20,245
U.S. Treasury bonds & notes 2.24%

U.S. Treasury 0.25% 2015	1,135	1,134
Total bonds, notes & other debt instruments (cost: $48,904,000)		48,742
Convertible securities 0.75%
	Shares or
Industrials 0.75%	principal amount

CEVA Group PLC 3.273% convertible notes 2023[1,2,5,8]	$138,356	168
CEVA Group PLC, Series A-2, Libor + 2.00% convertible preferred[1,8]	231	209
Total convertible securities (cost: $419,000)		377
Common stocks 0.19%

Industrials 0.19%	Shares

CEVA Group PLC[1,8,9]	107	97
Total common stocks (cost: $123,000)		97
Total investment securities (cost: $49,446,000)		49,216
Other assets less liabilities		1,351
Net assets		$50,567

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 5/31/2013
	Settlement date	Counterparty	(000)	(000)	(000)

Sales:
Colombian pesos	6/24/2013	Citibank	$383	COP710,225	$11
Mexican pesos	6/24/2013	Bank of New York Mellon	$1,279	MXN15,800	45
Turkish lira	6/24/2013	Bank of New York Mellon	$487	TRY900	8
					$64

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,507,000, which represented 28.69% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $255,000, which represented .50% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $474,000, which represented .94% of the net assets of the fund.
[9]	Security did not produce income during the last 12 months.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the table on the following page. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2013 (dollars in thousands):

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$ 27,363	$ —	$ 27,363
Bonds & notes of governments outside the U.S.	—	20,245	—	20,245
U.S. Treasury bonds & notes	—	1,134	—	1,134
Convertible securities	—	—	377	377
Common stocks	—	—	97	97
Total	$—	$48,742	$474	$49,216

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open
forward currency contracts	$—	$64	$—	$64

*Forward currency contracts are not included in the investment portfolio.

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 1,206
Gross unrealized depreciation on investment securities	(1,436)
Net unrealized depreciation on investment securities	(230)
Cost of investment securities for federal income tax purposes	49,446

Key to abbreviations and symbol

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

KRW = South Korean won

MXN = Mexican pesos

PHP = Philippine pesos

PLN = Polish zloty

RUB = Russian rubles

TRY = Turkish lira

UYU = Uruguayan pesos

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-038-0713O-S39389

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: July 29, 2013